Fees Summary	Feb. 10, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 28,027.21
Total Fee Amount	28,027.21
Total Transaction Valuation	202,948,636.36
Total Offset Amount	0.00
Net Fee	$ 0.00